Unit-Based Compensation	6 Months Ended
Jun. 30, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit-Based Compensation
Unit-Based Compensation

In March 2016, a total of 32,723 common units, with an aggregate value of $0.4 million, were granted to the non-management directors of the General Partner as part of their annual compensation for 2016.

The Partnership grants restricted unit awards as incentive-based compensation under the Teekay LNG Partners L.P. 2005 Long-Term Incentive Plan to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries that provide services to the Partnership. The Partnership measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period. The requisite service period consists of the period from the grant date of the award to the earlier of the date of vesting or the date the recipient becomes eligible for retirement. For unit-based compensation awards subject to graded vesting, the Partnership calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the requisite service period. The compensation cost of the Partnership’s unit-based compensation awards are reflected in general and administrative expenses in the Partnership’s consolidated statements of income.

During March 2016 and 2015, the Partnership granted 131,062 and 32,054 restricted units, respectively, with grant date fair values of $1.5 million and $1.1 million, respectively, to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries who provide services to the Partnership, based on the Partnership’s closing unit price on the grant date. Each restricted unit is equal in value to one of the Partnership’s common units plus reinvested distributions from the grant date to the vesting date. The restricted units vest equally over three years from the grant date. Any portion of a restricted unit award that is not vested on the date of a recipient’s termination of service is canceled, unless their termination arises as a result of the recipient’s retirement, in which case, the restricted unit award will continue to vest in accordance with the vesting schedule. Upon vesting, the value of the restricted unit awards is paid to each recipient in the form of units, net of withholding tax. During the three and six months ended June 30, 2016, a total of nil and 20,808 restricted units (three and six months ended June 30, 2015 nil and 13,783), respectively, with fair values of nil and $0.8 million (three and six months ended June 30, 2015 nil and $0.6 million), respectively, net of withholding tax of nil and $0.2 million (three and six months ended June 30, 2015 nil and $0.4 million), respectively, vested. During the three and six months ended June 30, 2016, the Partnership recognized an expense of $0.1 million and $1.2 million, respectively, relating to the restricted units (three and six months ended June 30, 2015, $0.1 million and $1.1 million, respectively).